                                                                    Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:     ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
               CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Case Number:   01-47641, 01-47642, 01-47643, 01-47644

                CHAPTER 11 MONTHLY CONSOLIDATED OPERATING REPORT
                       FOR MONTH ENDING FEBRUARY 28, 2002

Comes now ACT Manufacturing, Inc, ACT Manufacturing US Holdings, LLC, CMC Industries, Inc. and ACT Manufacturing Securities Corp. Debtor-In-Possession, and hereby submits its Monthly Consolidated Operating Report for the period commencing February 1, 2002 and ending February 28, 2002 as shown by the report and exhibits consisting of 12 pages and containing the following as indicated:

Page 2 - 4        Monthly Reporting Questionnaire (Attachment 1)

Page 5 - 6        Comparative Balance Sheets (Forms OPR-1 & OPR-2)

Page 7            Summary of Accounts Receivable (form OPR-3)

Page 8 - 10       Schedule of Post-petition Liabilities (Form OPR-4)

Page 11           Income Statement (Form OPR-5)

Page 12           Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:  March 25, 2002                    DEBTOR (S) - IN-POSSESSION

                                    By: /s/ Joseph S. Driscoll
                                       -----------------------------------
                                                  (Signature)


                                    Name & Title:  Joseph S. Driscoll
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                    Address:       2 Cabot Road

                                                   Hudson, Massachusetts 01749

                                    Telephone No.: 978-567-4125

                                                                    Attachment 1

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:     ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
               CMC Industries, Inc. and ACT Manufacturing Securities Corp.

Case Number:   01-47641, 01-47642, 01-47643, 01-47644

MONTH OF:      February 1, 2002 - February 28, 2002

1. Payroll:    State the amount of all executive wages paid and taxes withheld
   -------     and paid.

                                                                              Taxes Withheld
   Name and Title of Executive             Gross Wages        Net Wages         Due & Paid
   ---------------------------             -----------       ----------         ----------
   Pino, John A.     CEO                   $ 26,923.08       $15,503.84         $ 9,933.27
   Young, John       VP of HR                11,538.48         6,440.21           3,236.70
   Gorgone, Chris    Treasurer               15,384.64         9,129.07           5,237.81
   Driscoll, Joe     CFO                     15,384.56         9,227.48           5,047.02
   Scioli, Blaise    EVP-Cable Division      18,461.56         3,600.00           7,122.49
   Barnier, Gary     SVP of Ops - NA         13,846.16         8,289.46           5,388.31
                                           -----------        ---------         ----------
   TOTAL PAYROLL                           $101,538.48       $52,190.06         $35,965.60

2. Insurance:  Is workers' compensation and other insurance in effect?  Yes
               Are payments current?  Yes
               Changes in the month are indicated below.

   ----------------------------------------------------------------------------------------------------------------------
      COVERAGE              COMPANY              POLICY #               AMOUNT               TERM              PREMIUM
   ----------------------------------------------------------------------------------------------------------------------
        D&O                 Genesis             YXB000666F            10,000,000            3/29/01-           220,000
                                                                                            3/29/02
   ----------------------------------------------------------------------------------------------------------------------
        D&O             Executive Risk            81680830             5,000,000            3/29/01-            70,000
                                                                                            3/29/02
   ----------------------------------------------------------------------------------------------------------------------
        D&O                 Kemper             3DY00207900            10,000,000            3/29/01-            80,000
                                                                                            3/29/02
   ----------------------------------------------------------------------------------------------------------------------
        D&O                   TIG              XD038844963             5,000,000            3/29/01-            35,000
                                                                                            3/29/02         + 1400 Tax
   ----------------------------------------------------------------------------------------------------------------------
        D&O                  Royal               RHS608921             5,000,000            3/29/01-            45,000
                                                                                            3/29/02
   ----------------------------------------------------------------------------------------------------------------------
        D&O              Old Republic             CUG25992             5,000,000            3/29/01-            45,000
                                                                                            3/29/02
   ----------------------------------------------------------------------------------------------------------------------
   Workers Comp.            Kemper            2BH072932-01           500/500/500            6/19/01-           669,300
                                                                                            6/19/02
   ----------------------------------------------------------------------------------------------------------------------
       Crime                Kemper             3F023571-00             1,000,000            6/19/01-            25,347
                                                                 Emp. Dishonesty            6/19/02
   ----------------------------------------------------------------------------------------------------------------------
                                                                       1,000,000
                                                                         Forgery
   ----------------------------------------------------------------------------------------------------------------------
                                                                       1,000,000
                                                                           Theft
   ----------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------
      COVERAGE              COMPANY              POLICY #               AMOUNT               TERM              PREMIUM
   ----------------------------------------------------------------------------------------------------------------------
                                                                       1,000,000
                                                                  Computer Fraud
   ----------------------------------------------------------------------------------------------------------------------
      Package               Kemper              3MG21849701          292,432,000            6/19/01-           718,946
                                                                  Blanket Bldgs.            6/19/02
                                                                            & PP
   ----------------------------------------------------------------------------------------------------------------------
                                                                      75,000,000
                                                                             BII
   ----------------------------------------------------------------------------------------------------------------------
                                                                          25,000
                                                                      Deductible
   ----------------------------------------------------------------------------------------------------------------------
                                                                      10,000,000
                                                                           Flood
   ----------------------------------------------------------------------------------------------------------------------
                                                                     50,000 Ded.
   ----------------------------------------------------------------------------------------------------------------------
      MA Auto.              Kemper             F2Y045501-01            1,000,000            6/19/01-            27,895
                                                                                            6/19/02
   ----------------------------------------------------------------------------------------------------------------------
Out of State Autos.         Kemper             X2P082474-00            1,000,000            6/19/01-            30,898
                                                                                            6/19/02
   ----------------------------------------------------------------------------------------------------------------------
      Transit               Kemper                30T673698            1,000,000            6/19/01-           326,500
                                                                 Each Conveyance            6/19/02
   ----------------------------------------------------------------------------------------------------------------------
      Umbrella              Kemper             9SX068105-01           50,000,000            6/19/01-           124,885
                                                                                            6/19/02
   ----------------------------------------------------------------------------------------------------------------------
      Foreign               Kemper              QD602388-00            1,000,000            6/19/01-            10,350
   International                                                                            6/19/02
Employees Liability
   ----------------------------------------------------------------------------------------------------------------------
        DIC             Lloyds Primary            ND064400A            2,500,000             2/4/01-           150,000
                                                                                             2/4/02             Lapsed
   ----------------------------------------------------------------------------------------------------------------------
        DIC           Lloyds - 1st Excess         ND064410A            7,500,000             2/4/01-            68,000
                                                                                             2/4/02             Lapsed
   ----------------------------------------------------------------------------------------------------------------------
        DIC           Lloyds - 2nd Excess         NN064420A           15,000,000             2/4/01-         11,320.80
                                                                                             2/4/02             Lapsed
   ----------------------------------------------------------------------------------------------------------------------
        DIC           Lloyds - 3rd Excess         NN064430A           36,169,922             2/4/01-            12,500
                                                                                             2/4/02             Lapsed
   ----------------------------------------------------------------------------------------------------------------------
Fiduciary Liability          Chubb                 81480684            2,000,000            3/12/02-             2,100
                                                                                            3/12/03            Renewed
   ----------------------------------------------------------------------------------------------------------------------
        EPL                  Chubb                81480684C            5,000,000            3/12/02-            60,000
                                                                                            3/12/03            Renewed
   ----------------------------------------------------------------------------------------------------------------------

                                   CHAPTER 11

                            MONTHLY OPERATING REPORT

                        DETAILED LISTING OF DISBURSEMENTS

Case Name:     ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
               CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Case Number:   01-47641, 01-47642, 01-47643, 01-47644

MONTH OF:      February 1, 2002, February 28, 2002

3. Bank Accounts

-----------------------------------------------------------------------------------------------------------------------------------
Bank Name           Account      Account Number    Beg. Book     Deposits    Disbursements    Others       Transfers     Ending Book
                    Type                           Balance                                    (Loan Adv.)                Balance
------------------------------------------------------------------------------------------------------------------------------------
JP Morgan Chase     Operating    777-019353           64,355    6,923,735     (6,635,668)      3,000,000   (2,862,774)      489,649
------------------------------------------------------------------------------------------------------------------------------------
Comm. Nat. Bank     MA Payroll   278084            3,441,740                  (2,533,650)                   2,493,271     3,401,360
------------------------------------------------------------------------------------------------------------------------------------
                    MA Payroll   277827                2,260                     (19,400)                      17,222            83
------------------------------------------------------------------------------------------------------------------------------------
Trustmark Savings   MS Payroll   8400000043        1,555,659                    (310,767)                    (275,851)      969,041
Bank
------------------------------------------------------------------------------------------------------------------------------------
                    MS Petty     8400170941            1,831        5,000         (3,643)                                     3,188
                    Cash
------------------------------------------------------------------------------------------------------------------------------------
Bank of America     MS Medical   87656-60545         400,896                    (746,435)                     357,263        11,724
------------------------------------------------------------------------------------------------------------------------------------
                    Atl.         32566-83139          29,291                    (127,679)                     117,302        18,914
                    Payroll
------------------------------------------------------------------------------------------------------------------------------------
                    CA Payroll   10981-03623         176,191                     (11,240)                     153,567       318,517
------------------------------------------------------------------------------------------------------------------------------------
Bank of America     CA           87650-60543*         76,635                                                                 76,635
                    Operating
------------------------------------------------------------------------------------------------------------------------------------
CitiBank            ACT          30427603            309,047                                                                309,047
                    Securities
                    Corp.
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                              6,057,905    6,928,735    (10,388,482)      3,000,000                  5,598,159
------------------------------------------------------------------------------------------------------------------------------------
*Dormant California operating account not previously reported.

Disbursements January 1, 2002 through February 28, 2002 were $21,228,000 ACT Manufacturing, Inc., $0 ACT Manufacturing Holdings, LLC, $3,114,000 CMC Industries, Inc., $0 ACT Manufacturing Securities Corp.

4. Post-Petition Payments: List any post-petition payments to professionals and payments on Pre-petition debts in the schedule below (attach separate sheet if necessary).

   Payments To/On                     Amount       Date          Check #
   --------------                     ------       ----          -------
   Professionals (attorneys,
   Accountants, etc.):
   ------------------
   Morgan Lewis & Bockus              $109,198.41  01/28/2002    Wire Transfer
   Mintz Levin Cohn Ferris            $421,585.42  02/26/2002    Wire Transfer
   Glovsky and Popeo PC

   Pre-Petition Debts:
   ------------------
   The Morgan Lewis & Bockus payment above of $109,198.41 represents payments for Pre and Post Petition. The invoice did not break out the amounts for Pre and Post petition billings.

ACT  Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,         Form OPR-1
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Balance Sheet
Case Number: 01-47641, 01-47642, 01-47643, 01-47644
February 28, 2002
    (000's)


                                                 12/20/01       01/31/02       02/28/02
                                                -----------  --------------  ------------
ASSETS

CURRENT ASSETS:

  Cash                                            4,357          5,981            5,598
  Other negotiable instruments                        -              -                -
  Accounts receivable, net (OPR-3)               53,351         52,570           51,860
  Less:  Allowance for doubtful accounts        (29,507)       (29,874)         (25,155)
  Inventory, at cost                             66,783         67,058           63,621
  Prepaid expenses and deposits                   3,546          7,025           11,073
  Investments                                         -
  Other (Def'd taxes and tax receivable)          7,200          7,181            7,181
                                                -----------  --------------  ------------
TOTAL CURRENT ASSETS                            105,731        109,941          114,178
PROPERTY, PLANT AND EQUIPMENT, AT COST           42,995         42,995           37,994
Less:  Accumulated depreciation                 (28,502)       (28,943)         (25,143)
                                                -----------  --------------  ------------
NET PROPERTY, PLANT AND EQUIPMENT                14,493         14,052           12,851

OTHER ASSETS
  Notes receivable affiliate                        602            302                -
  Investment in subsidiaries                    140,497        140,497          140,497
  Intercompany receivable                        68,483         68,002           66,942
  Goodwill                                        5,016          4,994            5,008
  Other assets                                    1,516          1,957            1,956
                                                -----------------------------------------
TOTAL OTHER ASSETS                              216,115        215,752          214,403

TOTAL ASSETS                                    336,338        339,745          341,433

ACT Manufacturing, Inc.,                                              Form OPR-2

ACT Manufacturing US Holdings, LLC,
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Balance Sheet
Case Number: 01-47641, 01-47642, 01-47643, 01-47644
February 28, 2002
    (000's)

                                                12/20/01       01/31/02         02/28/02
                                                ----------------------------------------
LIABILITIES AND STOCKHOLDER'S EQUITY

POST PETITION LIABILITIES (OPR-4)
  Priority debt                                       -          4,221            7,221
  Unsecured debt                                      -          3,251            6,644
                                                ----------------------------------------
TOTAL POST PETITION LIABILITIES                       -          7,472           13,865

TOTAL PRE PETITION LIABILITIES                  366,255        365,254          364,937
                                                ----------------------------------------

TOTAL LIABILITIES                               366,255        372,725          378,802

STOCKHOLDER'S EQUITY (DEFICIT)
  Preferred Stock                                     -              -                -
  Common stock                                      171            171              171
  Paid-in capital                               168,574        169,980          169,980
  Retained earnings:
    Through filing date                        (198,662)      (198,662)        (198,662)
    Post filing date                                            (4,469)          (8,858)
                                               -----------------------------------------
  Retained earnings                            (198,662)      (203,131)        (207,520)

TOTAL SHAREHOLDERS' EQUITY                      (29,917)       (32,980)         (37,369)
                                               -----------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      336,338        339,745          341,433

                                     Page 6

                                                                      Form OPR-3

ACT Manufacturing, Inc. and Subsidiaries
Summary of Accounts Receivable
Case Number: 01-47641, 01-47642, 01-47643, 01-47644
February 28, 2002
   (000's)

        Date             Accounts                    Total      0-30       31-60     61-90     Over 90 days
-----------------------  ------------------------  ---------   ------    --------   -------    ------------
1) December 20, 2001     Accounts Receivable        53,351     22,975      9,981     5,144       15,250
                         Allowance for Doubtful
                         Accounts                  (29,507)    (3,000)    (6,599)   (4,930)     (14,978)
                                                   ---------   ------    --------   -------    ------------
                            Net A/R                 23,844     19,975      3,382       214          272


2) January 31, 2002      Accounts Receivable        52,570     25,375      6,727     3,983       16,485
                         Allowance for Doubtful
                         Accounts                  (29,874)    (7,999)    (3,078)   (3,295)     (15,502)
                                                   ---------   ------    --------   -------    ------------
                            Net A/R                 22,696     17,376      3,649       688          983


3) February 28, 2002     Accounts Receivable        51,860     27,027      8,655     4,906       11,272
                         Allowance for Doubtful
                         Accounts                  (25,155)    (6,274)    (3,782)   (4,437)     (10,662)
                                                   ---------   ------    --------   -------    ------------
                            Net A/R                 26,705     20,753      4,873       469          610


4) March 31, 2002        Accounts Receivable             -          -          -         -            -
                         Allowance for Doubtful
                         Accounts                        -          -          -         -            -
                                                   ---------   ------    --------   -------    ------------
                            Net A/R                      -          -          -         -            -


5) April 30, 2002        Accounts Receivable             -          -          -         -            -
                         Allowance for Doubtful
                         Accounts                        -          -          -         -            -
                                                   ---------   ------    --------   -------    ------------
                            Net A/R                      -          -          -         -            -


6) May 31, 2002          Accounts Receivable             -          -          -         -            -
                         Allowance for Doubtful
                         Accounts                        -          -          -         -            -
                                                   ---------   ------    --------   -------    ------------
                            Net A/R                      -          -          -         -            -


                                                                      Form OPR-4

ACT Manufacturing, Inc. and Subsidiaries
Schedule of Post Petition Liabilities
February 28, 2002
    (000's)

                                           Date          Due         Total                                Over
Post Petition Liabilities                Incurred        Date         Due        0-30    31-60   61-90   90 days
--------------------------              -----------   ----------   --------    -------  ------- ------- --------
Taxes Payable:
     Federal Income Taxes                                              10         10       -       -        -
     FICA - Employer's Share                                            7          7       -       -        -
     Unemployment Tax                                                   -          -       -       -        -
     State Income Tax                                                   1          1       -       -        -
     State Sales and Use Tax                                            -          -       -       -        -
     State Tax, other                                                  21         21       -       -        -
     Personal Property Tax                                              -          -       -       -        -
                                        -----------   ----------   --------    -------  ------- ------- --------
     Total Taxes Payable                                               39         39       -       -        -

Postpetition Secured Debt                28-Feb-02     31-Mar-02    7,170      7,170       -       -        -
Postpetition Unsecured Debt                                             -          -       -       -        -
Accrued Interest Payable                 28-Feb-02     31-Mar-02       12         12       -       -        -

Trade Accounts Payable and Other:                                                                           -
ABBCO SERVICE CORPORATION                28-Feb-02     31-Mar-02       10          0      10       -        -
AGILENT FINANCIAL SERVICES               28-Feb-02     31-Mar-02       11          -      11       -        -
AHM TECHNOLOGIES, INC                    28-Feb-02     31-Mar-02        3          3       -       -        -
Airgas East                              28-Feb-02     31-Mar-02        1          1                        -
AL LAFFOON                               28-Feb-02     31-Mar-02        2          2       -       -        -
Alltex Uniform Rental                    28-Feb-02     31-Mar-02        2          1       1                -
ALL-WEST COMPONENTS                      28-Feb-02     31-Mar-02        1          1       -       -        -
AMITRON CORP C/O OVER & OVER             28-Feb-02     31-Mar-02       11          9       2       -        -
ARROW ELECTRONICS                        28-Feb-02     31-Mar-02       13          4       9       -        -
Atman Technologies                       28-Feb-02     31-Mar-02        2          2                        -
AUTOMATIC DATA PROCESSING                28-Feb-02     31-Mar-02        1          -       1       -        -
AVNET ELECTRONICS                        28-Feb-02     31-Mar-02       24         12      12       -        -
BEACH MOLD & TOOL                        28-Feb-02     31-Mar-02       33         33       -       -        -
Bormann Brothersx                        28-Feb-02     31-Mar-02        2          1       1                -
CAPITAL ELECTRONICS INC                  28-Feb-02     31-Mar-02        2          -       2       -        -
CENTERPOINT FINANCIAL                    28-Feb-02     31-Mar-02        1          -       1       -        -
CENTURY FASTENERS                        28-Feb-02     31-Mar-02        1          1       -       -        -
CENTURY FASTENERS CORP.                  28-Feb-02     31-Mar-02        3          -       3       -        -
CHAMPION TRANSPORTATION                  28-Feb-02     31-Mar-02        1          1       -       -        -
CINGULAR WIRELESS                        28-Feb-02     31-Mar-02        2          -       2       -        -
CIRCUITRONIX                             28-Feb-02     31-Mar-02       27         27       -       -        -
CLASSIC COMPONENTS                       28-Feb-02     31-Mar-02        1          1       -       -        -
CSB BATTERY OF AMERICA CORP              28-Feb-02     31-Mar-02        2          2       -       -        -
CUSTOM MANUFACTURING SERVICES            28-Feb-02     31-Mar-02        5          5       -       -        -
CUSTOM STAMPING                          28-Feb-02     31-Mar-02        2          2       -       -        -
DIRECT FREIGHT GROUP                     28-Feb-02     31-Mar-02        8          7       1       -        -
DISTRIBUTION SERVICES                    28-Feb-02     31-Mar-02        1          1       1       -        -
DOUBLE D FASTENERS                       28-Feb-02     31-Mar-02        1          1       -       -        -
EAGLE GLOBAL LOGISTICS                   28-Feb-02     31-Mar-02        5          -       5       -        -
FIBER INSTRUMENT                         28-Feb-02     31-Mar-02        1          1       -       -        -
FUTURE ELECTRONICS CORP                  28-Feb-02     31-Mar-02        7          7       -       -        -
FUTURE ELECTRONICS CORP.                 28-Feb-02     31-Mar-02       12          8       3       -        -
G P MANUFACTURING INC                    28-Feb-02     31-Mar-02        1          1       -       -        -
GE CAPITAL                               28-Feb-02     31-Mar-02        2          2       -       -        -
GEORGIA POWER                            28-Feb-02     31-Mar-02       14         14       -       -        -
GLOBAL SOLUTIONS ELECTRONICS             28-Feb-02     31-Mar-02        3          3       -       -        -
HASCALL ENGINEERING & MFG.               28-Feb-02     31-Mar-02        2          2       -       -        -
HI-TECH FASTENERS                        28-Feb-02     31-Mar-02        1          -       1       -        -
HITTITE MICROWAVE CORPORATION            28-Feb-02     31-Mar-02        5          5       -       -        -
HYUNDAI DISPLAY TECHNOLOGY               28-Feb-02     31-Mar-02       24         24       -       -        -
IBF GROUP                                28-Feb-02     31-Mar-02        4          2       2       -        -
ICON METAL                               28-Feb-02     31-Mar-02       10          3       7       -        -

ACT Manufacturing, Inc. and Subsidiaries
Schedule of Post Petition Liabilities--(continued)
February 28, 2002
    (000's)

                                           Date        Due           Total                                Over
Post Petition Liabilities                Incurred      Date           Due        0-30    31-60   61-90   90 days
--------------------------              -----------   ----------   --------    -------  ------- ------- --------
KENT LANDSBERG                           28-Feb-02     31-Mar-02        2          -       2       -        -
KING MANUFACTURING CO INC                28-Feb-02     31-Mar-02        2          2       -       -        -
KING MANUFACTURING!DO NOT USE!           28-Feb-02     31-Mar-02        1          1       -       -        -
KIRBY CONTAINER                          28-Feb-02     31-Mar-02        2          2       -       -        -
LEWIS SUPPLY CO INC                      28-Feb-02     31-Mar-02        1          1       -       -        -
MASS PRECISION SHEETMETAL INC.           28-Feb-02     31-Mar-02        3          3       -       -        -
MAXIM INTEGRATED PROD.                   28-Feb-02     31-Mar-02        9          9       -       -        -
MELLON LEASING                           28-Feb-02     31-Mar-02        1          1       -       -        -
Merrill Communication                    28-Feb-02     31-Mar-02        4          4                        -
MID SOUTH MARKING SYSTEMS                28-Feb-02     31-Mar-02        1          1       -       -        -
MILAN EXPRESS                            28-Feb-02     31-Mar-02        0          -       0       -        -
MONTS CO                                 28-Feb-02     31-Mar-02        1          1       -       -        -
NASCO ELECTRONICS                        28-Feb-02     31-Mar-02        6          6       -       -        -
NEW YORK DRAM EXCHANGE INC               28-Feb-02     31-Mar-02        6          6       -       -        -
NEWARK ELECTRONICS                       28-Feb-02     31-Mar-02       33         33       -       -        -
NEWCOMB SPRING OF TEXAS                  28-Feb-02     31-Mar-02        1          -       1       -        -
ORIENTAL PRINTED CIRCUITS                28-Feb-02     31-Mar-02        5          -       5       -        -
PALLET WAREHOUSE                         28-Feb-02     31-Mar-02        1          1       -       -        -
Patti Robbins                            28-Feb-02     31-Mar-02        1          1                        -
PIONEER STANDARD ELECTRONICS             28-Feb-02     31-Mar-02        1          -       1       -        -
PIONEER/TECHNOLOGIES GROUP               28-Feb-02     31-Mar-02       10         10       -       -        -
POWER HOUSE ELECTRONICS                  28-Feb-02     31-Mar-02        5          5       -       -        -
RALTRON                                  28-Feb-02     31-Mar-02        3          3       -       -        -
RELIZON                                  28-Feb-02     31-Mar-02        1          -       1       -        -
REPTRON ELECTRONICS, INC.                28-Feb-02     31-Mar-02        2          2       -       -        -
RICHARDSON ELECTRONICS                   28-Feb-02     31-Mar-02        8          4       4       -        -
SAMTEC INC                               28-Feb-02     31-Mar-02        1          -       1       -        -
SAMTEC, INC.                             28-Feb-02     31-Mar-02        4          4       0       -        -
SCHOTT CORP                              28-Feb-02     31-Mar-02       16         16       -       -        -
SHARPE COMPONENTS                        28-Feb-02     31-Mar-02        1          1       -       -        -
SOLECTRON TECHNOLOGY                     28-Feb-02     31-Mar-02        6          -       6       -        -
Stanley Elevator                         28-Feb-02     31-Mar-02        2          1       1                -
STEN TECH                                28-Feb-02     31-Mar-02        1          -       1       -        -
STETCO INC                               28-Feb-02     31-Mar-02        1          -       1       -        -
TECCOR                                   28-Feb-02     31-Mar-02        3          -       3       -        -
TELESYNC                                 28-Feb-02     31-Mar-02       10         10       -       -        -
TERAWAVE COMMUNICATIONS                  28-Feb-02     31-Mar-02        2          2       -       -        -
TITAN COMPONENTS,INC.                    28-Feb-02     31-Mar-02       93         85       8       -        -
TMS                                      28-Feb-02     31-Mar-02        1          -       1       -        -
TRANSGROUP EXPRESS                       28-Feb-02     31-Mar-02        1          -       1       -        -
TRANSPAC TECHNOLOGY INC                  28-Feb-02     31-Mar-02        3          -       3       -        -
TRC STAFFING SERVICES                    28-Feb-02     31-Mar-02        2          0       2       -        -
TTI                                      28-Feb-02     31-Mar-02        1          1       -       -        -
TYCO PRINTED CIRCUITS                    28-Feb-02     31-Mar-02        9          -       9       -        -
UNDERWRITERS LABORATORIES INC            28-Feb-02     31-Mar-02        1          1       0       -        -
UNDERWRITERS LABORATORIES INC            28-Feb-02     31-Mar-02        1          1       -       -        -
Underwriters Laboratory                  28-Feb-02     31-Mar-02        1          1                        -
UNITED PARCEL SERVICE                    28-Feb-02     31-Mar-02        8          6       2       -        -
UNITED STATES CRYSTAL CORP               28-Feb-02     31-Mar-02        1          -       1       -        -
VIKAY AMEICA,INC                         28-Feb-02     31-Mar-02       13         13       -       -        -
WEST COAST ENGINEERING                   28-Feb-02     31-Mar-02        2          2       -       -        -
WORLD MICRO COMPONENTS INC               28-Feb-02     31-Mar-02        1          1       -       -        -
XPEDX                                    28-Feb-02     31-Mar-02        2          2       -       -        -

     Equipment lease potential accrual   28-Feb-02     31-Mar-02    3,036      2,316     720
     Mintz Levin                         28-Feb-02     31-Mar-02      401        401
     Test, Hurwitz                       28-Feb-02     31-Mar-02       75         75
     Lazard                              28-Feb-02     31-Mar-02      425        425
     Zolfo Cooper                        28-Feb-02     31-Mar-02      751        751

                                     Page 9

ACT Manufacturing, Inc. and Subsidiaries
Schedule of Post Petition Liabilities--(continued)
        (000's)

                                           Date        Due           Total                                Over
Post Petition Liabilities                Incurred      Date           Due        0-30    31-60   61-90   90 days
--------------------------              -----------   ----------   --------    -------  ------- ------- --------
     Policano & Manzo                    28-Feb-02     31-Mar-02      459        459
     Morgan Lewis                        28-Feb-02     31-Mar-02      327        327
     Bowditch & Dewey                    28-Feb-02     31-Mar-02       55         55
     Choate, Hall & Stewart              28-Feb-02     31-Mar-02      253        253
     PwC                                 28-Feb-02     31-Mar-02      226        226
     Verdolino & Lowey                   28-Feb-02     31-Mar-02       74         74
                      other                                             -
                                        -----------   ----------   --------    -------  ------- ------- --------
       TOTAL ACCOUNTS PAYABLE AND OTHER                             6,644      5,795     849       -        -

       TOTAL POST PETITION LIABILITIES                             13,865     13,016     849       -        -

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,          Form OPR-5
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Income Statement
Case Number: 01-47641, 01-47642, 01-47643, 01-47644
February 28, 2002
    (000's)

                                             12/21/01-
                                             01/31/02      02/28/02     03/31/02    04/30/02     05/31/02
                                             ----------    --------     --------    --------     --------
NET REVENUE                                   13,359        13,471

COST OF GOODS SOLD:
   Materials                                   9,509         9,852
   Labor - Direct                              1,011         1,028
   Manufacturing Overhead                      2,819         2,009
                                             ----------    --------     --------    --------     --------
   TOTAL COSTS OF GOODS SOLD                  13,339        12,890

GROSS PROFIT                                      21           581

Selling and Marketing                            256           179
General and Adminstrative                      1,081           929
Other -
                                             ----------    --------
   TOTAL OPERATING EXPENSES                    1,337         1,108

INCOME BEFORE INTEREST, DEPRECIATION, TAXES
 OR EXTRAORDINARY EXPENSES                    (1,316)         (528)

INTEREST EXPENSE                                 473         (855)
DEPRECIATION                                     441           356
EXTRAORDINARY EXPENSE - Professional fees      1,946         1,520
EXTRAORDINARY EXPENSE - Equipment
 lease settlement                                  -         1,596
EXTRAORDINARY EXPENSE - Other                    292         1,244
INCOME TAX EXPENSE (BENEFIT)
                                             ----------    --------     --------    --------     --------
NET LOSS                                      (4,469)       (4,389)



Note: The results for the period ended January 31, 2002 reflect the reclassification of certain expenses between "SG&A", "Manufacturing Overhead" and "Extraordinary Expense". The Net Loss for the period was unaffected by the reclassifications which were recorded.

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,          Form OPR-6
CMC Industries, Inc. and ACT Manufacturing
Securities Corp.
Statement of Sources and Uses of Cash
Case Number: 01-47641, 01-47642, 01-47643, 01-47644
February 28, 2002
    (000's)

                                                12/21/01-
                                                01/31/02       02/28/02       03/31/02      04/30/02       05/31/02
                                               -----------  --------------  ------------  ------------   -----------
SOURCES OF CASH

   Income (loss) from operations                  (4,469)        (4,389)
   Add:  Depreciation, amortization &                441          1,201
   other non-cash
                                               -----------  --------------  ------------  ------------   -----------

CASH GENERATED FROM OPERATIONS                    (4,028)        (3,188)

 Add:  Decrease in assets:
   Accounts receivable                             1,148
   Inventory                                                      3,436
   Prepaid expenses and deposits
   Plant, property and equipment
   Other                                           1,768          1,350
 Increase in liabilities:
   Pre-petition liabilities
   Post-petition liabilities                       7,472          6,393
                                               -----------  --------------  ------------  ------------   -----------
 TOTAL SOURCES OF CASH (A)                         6,360          7,991

USES OF CASH
 Increase in assets:
   Accounts receivable                                           (4,009)
   Inventory                                        (275)
   Prepaid expenses and deposits                  (3,460)        (4,048)
   Plant, property and equipment
   Other

Decrease in liabilities:
   Pre-petition liabilities                       (1,001)          (317)
   Post-petition liabilities
                                               -----------  --------------  ------------  ------------   -----------
TOTAL USES OF CASH (B)                            (4,736)        (8,374)

NET SOURCE (USE) OF CASH (A-B=NET)                 1,624          (383)

CASH - BEGINNING BALANCE (See OPR-1)               4,357          5,981
                                               -----------  --------------
CASH - ENDING BALANCE (See OPR-1)                  5,981          5,598